UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

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FREIGHTCAR AMERICA, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-51237	25-1837219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 S. Wacker Drive, Suite 1500

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

(800) 458-2235

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RAIL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2026, the Board of Directors (the “Board”) of FreightCar America, Inc. (the “Company”) appointed Bradley J. Pickard to the Board as a Class II director, effective June 10, 2026. In connection with this appointment, the Board increased its size to nine (9) directors. The initial term of Mr. Pickard's service on the Board will continue until the Company's 2027 annual meeting of stockholders in accordance with the Company's Bylaws.

Mr. Pickard is a Managing Director of Republic Partners, LLC, where he has served since 2014. He brings more than three decades of investment banking experience, including leadership roles at Salomon Brothers, Wasserstein Perella and Houlihan Lokey Howard & Zukin. He brings extensive transaction and advisory experience in rail, trucking and logistics. Mr. Pickard has served on the boards of First Mercury Financial and Schurman Retail Group/Papyrus. He holds a Bachelor of Arts degree from the University of Michigan and a Master of Business Administration from the University of Chicago.

Mr. Pickard will receive compensation for service on the Board in accordance with the Company's non-executive director compensation policy.

There are no arrangements or understandings between Mr. Pickard and any other person pursuant to which he was elected as a director of the Company. Mr. Pickard has no family relationship with any director, executive officer or director nominee of the Company, and he has not been involved in any transaction with the Company that requires disclosure under Item 404(a) of Regulation S-K.

On June 16, 2026, the Company issued a press release announcing Mr. Pickard’s appointment to the Board. A copy of this press release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Press release dated June 16, 2026, issued by FreightCar America, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FreightCar America, Inc.
Date: June 16, 2026	By:	/s/ Michael A. Riordan
		Name:	Michael A. Riordan
		Title:	Vice President, Finance, Chief Financial Officer and Treasurer